Exhibit 10.8

AGENCY AGREEMENT

July 22, 2011

Edward S. Adams

Senior Managing Director

Focus Capital Group, Inc.

RBC Plaza

60 South Sixth Street

Suite 2540

Minneapolis, MN 55402

Re:	Terms of Engagement

Dear Mr. Adams,

The undersigned, Santa Fe Operating, Inc., a Delaware corporation (the “Company”), confirms its agreement with you, Focus Capital Group, Inc. (the “Agent”), subject to the terms and conditions stated herein, to act as the Company’s agent with respect to the offer and sale of Five Million Dollars ($5,000,000) of the Company’s Common Stock, par value $.0001 per share (“Common Shares”), or such greater amount as the Company, in its sole and unilateral discretion may offer to sell (the “Offering”). The Common Shares offered in the Offering are referred to herein as the “Securities.” In connection with the Offering, the Agent shall utilize a Confidential Private Placement Memorandum approved by the Company as the selling document (the “Memorandum”).

1.           Appointment of the Agent. The Company proposes to issue and sell through the Agent to “accredited investors” as that term is defined in Rule 501(a) of Regulation D (“Regulation D”) promulgated under the Securities Act of 1933, as amended (the “1933 Act”), on a “best efforts” basis, an aggregate of Five Million Dollars ($5,000,000) of Common Shares, or such greater amount as the Company, in its sole and unilateral discretion, may offer to sell.

(a)          Subject to the terms and conditions hereinafter set forth, the Company hereby engages the Agent as its exclusive placement agent for a period ending August 15, 2011, subject to extension for one or more periods of ninety (90) days each by mutual agreement of the parties hereto, for the purpose of offering and selling the Common Shares (the “Offering Period”), as provided in this Agency Agreement (the “Agreement”). The Agent agrees to use its best efforts to sell the Securities as placement agent of the Company. It is understood and agreed that there is no obligation on the part of the Agent to purchase any of the Common Shares not otherwise sold.

(b)          As compensation for the Agent’s services, the Company will pay to Agent a commission of ten percent (10%) of the gross proceeds of the Offering actually received by the Company, a non-accountable expense allowance of three percent (3.00%) of the gross proceeds of the Offering actually received by the Company, and grant to Agent warrants to purchase Common Shares equal to ten percent (10%) of the number of Common Shares sold by Agent in the Offering at fifty cents ($.50) per share with an expiration date five years from c;losing and a cashless exercise provision. Such commissions will be due and payable by the Company to the Agent on each Closing Date (as herein defined). The Agent also shall be paid the same commission with respect to any closing of a sale of Common Shares for a period of 90 days after any termination of the Agent’s engagement under this Agreement (including the expiration of the Offering Period).

(c)          The first closing and each subsequent closing of the Offering shall take place at such place, date and time as shall be mutually agreed upon by the Company and the Agent. Each date of closing is herein referred to as a “Closing Date,” and the first such date of closing is herein referred to as the “First Closing Date”.

2.           Representations and Warranties of the Company. Except as disclosed in or contemplated by the Memorandum, the Company represents and warrants to and agrees with the Agent as follows (as used in this Section 2, “Company” shall mean Santa Fe Operating, Inc. and its subsidiaries, in the aggregate):

(a)          The Company has been duly organized or formed, as the case may be, and is validly existing as a corporation or limited liability company, as the case may be, in good standing under the laws of the State of Delaware or Texas, as the case may be, with full corporate or limited liability company, as the case may be, power and authority to own, lease, and operate its properties and conduct its business. The Company is duly qualified to do business as a foreign corporation in good standing in each jurisdiction in which the ownership or lease of its properties, or the conduct of its business, requires such qualification and in which the failure to be so qualified or in good standing would have a material adverse effect on the business of the Company.

(b)          The Company has no subsidiaries, other than as disclosed in the Memorandum.

(c)          Subsequent to June 15, 2011, other than disclosed to you in writing subsequent hereto, there has not been:

(i)          any material change in the capital stock or long-term debt (including any capitalized lease obligation), or material increase in the short-term debt of the Company;

(ii)         any issuance of options, warrants, convertible securities or other rights to purchase the capital stock of the Company;

(iii)        any material adverse change, or any, in or affecting the business, properties, management, financial position, shareholders' equity, results of operations or general condition of the Company;

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(iv)        any material transaction entered into by the Company except those entered into in the ordinary course of business;

(v)         any material obligation, direct or contingent, incurred by the Company, except obligations incurred in the ordinary course of business; or

(vi)        any dividend or distribution of any kind declared, paid or made on the Company's capital stock.

(d)          The Company has all necessary and material authorizations, approvals and orders of and from all governmental regulatory officials and bodies to own its properties and conduct its business, and is conducting its business in substantial compliance with all applicable material laws, rules and regulations of the jurisdictions in which it is conducting business. The Company holds all material licenses, certificates, and permits from state, federal and other regulatory authorities necessary for the conduct of its business.

(e)          The Company is not in violation of its Certificate of Incorporation or Bylaws, or the like, or in default in any performance or observance of any obligation, agreement, covenant or condition contained in any bond, debenture, note or other evidence of indebtedness or in any material contract, indenture, mortgage, loan agreement, joint venture or other agreement or instrument to which the Company is a party or by which the Company or any of its properties is bound and which default is material to the business of the Company. The Company is not in violation of any law, order, rule, regulation, writ, injunction or decree of any government, governmental instrumentality or court, domestic or foreign, which violation is material to the business of the Company.

(f)           The Company has the full legal right, power and authority to enter into this Agreement. This Agreement has been authorized, executed and delivered by the Company and is a valid and binding agreement on the part of the Company enforceable in accordance with its terms, except as enforceability may be limited by the application of bankruptcy, insolvency, moratorium, or similar laws affecting the rights of creditors generally and judicial limitations on the right of specific performance, and except as the enforceability of the indemnification or contribution provisions hereof may be affected by applicable federal or state securities laws. The performance of this Agreement and the consummation of the transactions herein contemplated will not result in a material breach or violation of any of the terms and provisions of, or constitute a material default under, (i) the Company's Certificate of Incorporation or Bylaws, or the like, (ii) any indenture, mortgage, deed of trust, loan agreement, bond, debenture, note agreement or other evidence of indebtedness, lease, contract, or other agreement or instrument to which the Company is a party or by which the property of the Company is bound, or (iii) any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company.

(g)          No consent, approval, authorization or order of any court or governmental agency or body is required for the consummation by the Company of the transactions on its part herein contemplated, except such as may be required under the 1933 Act, or under any state or other securities laws.

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(h)          There are no actions, suits or proceedings pending before any court or governmental agency, authority or body to which the Company is a party or of which the business or property of the Company is the subject which might result in any material adverse change in the condition (financial or otherwise), business or prospects of the Company, materially and adversely affect its properties or assets, or prevent consummation of the transactions contemplated by this Agreement; and, to the best of the Company's knowledge, no such actions, suits or proceedings are threatened.

(i)           The Company’s capitalization is as disclosed in the Memorandum. The outstanding Common Shares are duly authorized and validly issued, fully paid and nonassessable. There are no preemptive or other rights to subscribe for or to purchase, or any restrictions upon the transfer of the Securities pursuant to the Company’s Certificate of Incorporation, Bylaws, or any other governing documents, or any agreement or other instrument to which the Company is a party, and the Offering does not give rise to any rights by any party to purchase shares of Common Shares or other securities of the Company. The certificates evidencing the Common Shares comply as to form with all applicable provisions of the laws of the State of Delaware.

(j)           The Securities offered in the Offering have been duly authorized by all necessary corporate action.

(k)          The Company has good and marketable title to all of the property, real and personal, represented by the Company as being owned by it, free and clear of all liens, encumbrances, equities, charges or claims, except as do not materially interfere with the uses made and to be made by the Company of such property or as disclosed in the financial statements. The Company has valid and binding leases to the real and/or personal property described in the Memorandum as being under lease to it, except as to those leases which are not material to the Company or the lack of enforceability of which would not materially interfere with the use made and to be made by the Company of such leased property.

(l)           The Company owns or possesses adequate rights to use all patents, copyrights, trademarks and proprietary rights or information reasonably necessary for the conduct of its present or intended business and the Company has not received any notice and is not aware of any infringement of or conflict with asserted rights of others. There are no pending legal, governmental or administrative proceedings relating to patents, copyrights, trademarks or proprietary rights or information, to which the Company is a party or of which any of its property is subject and no such proceedings are, to the best of the Company's knowledge, threatened or contemplated against the Company by any governmental agency or authority or others.

(m)         The Company has filed all necessary federal and state income and franchise tax returns and paid all taxes shown as due thereon and all assessments received by it to the extent that such taxes have become due and payable, except where the Company is contesting in good faith such taxes and assessments. The Company has no knowledge of any tax deficiency which might be asserted against it which would materially and adversely affect the Company's business or properties.

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(n)          No labor disturbance by the employees of the Company exists or, to the best of the Company's knowledge, is imminent which could reasonably be expected to have a material adverse effect on the conduct of the business, operations, financial condition or income of the Company.

(o)          The Company has not sold any securities in violation of Section 5(a) of the 1933 Act, the violation of which would have a material adverse effect on the Company.

(p)          The Company will conduct the Offering in a manner intended to be in compliance with the requirements of Regulation D. The Company is not disqualified from claiming exemption under Rule 507 of Regulation D, and, based upon and in reliance on the representations and warranties of purchasers, Agent and other agents used by the Company, meets the other requirements to claim exemption under Rule 506 of Regulation D.

(q)          Neither the Company nor any of its predecessors or any affiliated issuer as those terms are defined under the Rules and Regulations promulgated under the 1933 Act (the “Rules and Regulations”):

(i)          has filed a registration statement which is the subject of any pending proceeding or examination under Section 8 of the 1933 Act or has been the subject of any refusal order or stop order entered thereunder;

(ii)         is or has been subject to proceedings under Rule 258 of the Rules and Regulations or to any order entered thereunder;

(iii)        has been convicted of any felony or misdemeanor in connection with the purchase or sale of any security or involving the making of any false filing with the United States Securities and Exchange Commission (the “Commission”);

(iv)        is or has been subject to any order, judgment or decree of any court of competent jurisdiction temporarily, preliminarily or permanently restraining or enjoining such person from engaging in or continuing any conduct or practice in connection with the purchase or sale of any security or involving the making of any false filing with the Commission; or

(v)         is or has been subject to a United States Postal Service false representation order.

(r)           Neither the Company nor any of its directors or officers or, to the Company’s knowledge, any ten percent (10%) or more security holders or any of its promoters presently connected with it in any capacity:

(i)          has been convicted of any felony or misdemeanor in connection with the purchase or sale of any security, involving the making of a false filing with the Commission or arising out of such person's conduct of the business of an underwriter, broker, dealer, municipal securities dealer or investment adviser;

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(ii)         is or has been subject to any order, judgment or decree of any court of competent jurisdiction temporarily, preliminarily or permanently enjoining or restraining such person from engaging in or continuing any conduct or practice in connection with the purchase or sale of any security, involving the making of a false filing with the Commission or arising out of such person's conduct of the business of an underwriter, broker, dealer, municipal securities dealer or investment adviser;

(iii)        is or has been subject to an order of the Commission entered pursuant to Section 15(b), 15B(a) or 15B(c) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), or Section 203(e) or (f) of the Investment Advisers Act of 1940, as amended (the “1940 Act”);

(iv)        is or has been suspended or expelled from membership in, or suspended or barred from association with a member of, a national or provincial security dealers association or a national securities exchange or a Canadian securities exchange for any act or omission constituting conduct inconsistent with just and equitable principles of trade; or

(v)         is or has been subject to a United States Postal Service false representation order.

3.           Agreements of the Company. The Company hereby covenants and agrees with the Agent that:

(a)          The Company will use its best efforts to arrange for the exemption or qualification of the private placement of the Common Shares in the State of Texas, the State of Minnesota and any other state the Agent and the Company shall mutually designate.

(b)          The Company will advise the Agent promptly upon obtaining knowledge of the issuance by the Commission or any state securities commission of any action or order suspending the offer and/or sale of the Common Shares, or of the institution of any proceeding for that purpose, will use its best efforts to prevent the issuance of any such action or order and, if such an event occurs, will obtain as soon as reasonably possible the withdrawal or lifting thereof.

(c)          The Company will not participate in any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D.

(d)          The Company shall pay all costs and expenses incident to the performance of its obligations under this Agreement including, without limiting the generality of the foregoing, (i) all costs and expenses in connection with the preparation, printing and filing (if required) of any relevant materials (including financial statements and exhibits), and any amendments or supplements thereto; (ii) the printing of any other instruments or documents relating to any transaction contemplated in this Agreement; (iii) the issuance and delivery of the Securities, including taxes, if any; (iv) the cost of all instruments or certificates representing the Securities; (v) the fees and expenses of the transfer agent, if any; (vi) the fees and disbursements of legal counsel for the Company; (vii) the fees and other charges of the independent public accountants of the Company; (viii) the cost of furnishing to the Agent, and all postage and courier charges relating to the distribution by the Agent of, copies of relevant materials (including appropriate exhibits), and any amendments or supplements thereto; and (ix) all costs (including attorney's fees and filing fees) of obtaining exemption from registration of the offer and sale of the Common Shares under the laws of the states designated by the Agent.

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(e)          If the Offering is terminated prior to the end of the Offering Period (i) for any reason within the control of the Company; (ii) based upon the fact that there has been a material adverse change in the financial or other affairs of the Company since the date of the last financial statements of the Company provided to the Agent; (iii) because any of the Company's warranties or representations in this Agreement prove untrue in any material respect; or (iv) because there shall have occurred such a material change in general economic, political or financial conditions or because the effect of international conditions on the financial markets in the United States becomes such as, in the Company's judgment, makes it inadvisable to proceed with the sale of the Common Shares, then the Company shall reimburse the Agent for its actual, accountable, out-of-pocket expenses (including reasonable fees and disbursements of legal counsel to the Agent) incurred with respect to the Offering in an amount not to exceed Fifty Thousand Dollars ($50,000). All reimbursements pursuant to this paragraph shall occur within thirty (30) days after the Agent delivers to the Company a written itemization of such expenses. The Agent shall not be responsible for any expenses of the Company or other parties, relating to the Offering or otherwise, if such offering is not consummated.

(f)           For each period specified below, commencing after the First Closing Date and continuing until two years thereafter or, if earlier, upon the Company becoming a publically reporting company under the Commission’s rules, will:

(i)          furnish to its stockholders of record, within one hundred twenty (120) days after the close of each fiscal year, audited annual consolidated financial statements of the Company and its subsidiaries, if any, for such fiscal year; and

(ii)         furnish to its stockholders of record, within sixty (60) days after the end of each of the first three quarters of each fiscal year, appropriate quarterly consolidated financial statements of the Company and its subsidiaries, if any, in such form as to disclose the Company's financial condition at the end of, and results of operations for such period, which financial statements need not be audited.

(g)          The Company shall obtain waivers, in a form satisfactory to the Agent, of any preemptive or other rights held by any holders of the Company’s capital stock or rights to acquire capital stock, whether such preemptive rights are held by law or agreement, that would entitle the holder thereof any option or right to acquire any of the Securities.

(h)          The Company will comply with any applicable requirements of the 1940 Act.

4.           Representations and Warranties of Agent. The Agent hereby represents and warrants that:

(a)          The Agent is a member in good standing of the Financial Industry Regulatory Authority.

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(b)          The Agent is a registered broker-dealer under the 1934 Act and is in good standing under the appropriate laws and regulations of each of the states in which offers, offers for sale, or sales of the Common Shares will be made by the Agent.

(c)          The Agent will not offer, solicit offers to buy or sell the Common Shares by any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D and will not offer any of the Common Shares for sale, or solicit any offers to subscribe for or buy any of the Common Shares or otherwise negotiate with any person in respect of any of the Common Shares, other than in compliance with Regulation D.

(d)          The Agent will make offers to sell Common Shares to, sell to or solicit offers to subscribe for Common Shares from, persons only from those states or other jurisdictions where the Company has either qualified or registered the Offering for sale or determined that an exemption from such qualification or registration is available under the applicable securities laws of such states or jurisdictions.

(e)          No person or firm other than the Agent, or any sub-agent designated by the Agent (the “Sub-Agent”), is entitled to the commission to be paid pursuant to this Agreement. The Agent shall indemnify and hold the Company harmless against any claim, demand, action, judgment, settlement, or other loss resulting from a claim by any person or firm other than the Agent for compensation in connection with the services contemplated by this Agreement to be performed by the Agent.

(f)           The Agent will limit its offering of the Common Shares to persons whom it has reasonable grounds to believe, and in fact does believe, such investment is suitable.

(g)          The Agent will, prior to the sale of any of the Common Shares, have reasonable grounds to believe, and in fact does believe, that an investment in the Common Shares is suitable for each subscriber and that each such subscriber is an “accredited investor” within the meaning of Rule 501(a) of Regulation D.

(h)          The Agent will not utilize any sales materials other than the Memorandum, except as otherwise consented to by the Company.

(i)           This Agreement has been duly authorized, executed and delivered by the Agent and is a valid and binding agreement of the agent enforceable in accordance with its terms, except as enforceability may be limited by the application of bankruptcy, insolvency, moratorium or similar laws affecting the rights of creditors generally and judicial limitations on the right of specific performance, and except as the enforceability of the indemnification or contribution provisions hereof may be effected by applicable federal or state securities laws.

5.           Conditions of the Agent’s Obligations. The obligations of the Agent as provided herein shall be subject to the condition that all representations and warranties and other statements herein of the Company are materially true and correct, the condition that the Company shall have materially performed all of its obligations hereunder which are to be performed prior to the sale of the Common Shares and closing hereunder, and to the satisfaction of the following additional conditions on or before each Closing Date:

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(a)          No stop order suspending the offer and/or sale of the Common Shares in any state shall have been issued and no proceeding for that purpose shall have been initiated or, to the knowledge of the Company or the Agent, threatened, by any state.

(b)          At each Closing Date, the Company shall deliver to the Agent a written statement of officers of the Company, in form and substance satisfactory to the Agent certifying that, at that date, (i) the representations and warranties of the Company pursuant to Section 2 of this Agreement are true and correct in all material respects, (ii) the Company has performed all of the obligations required of it pursuant to this Agreement in all material respects, and (iii) no order suspending the qualification or exemption of the Common Shares under any state securities law or preventing or purporting to prevent the offer and sale of the Common Shares has been issued, and no proceedings therefor are pending or threatened, by the Commission or by any authority administering any state securities law.

The Agent may waive, in writing or otherwise, the performance of any one or more of the conditions specified in this Section 5 or extend the time for their performance.

6.           Indemnification and Contribution.

(a)          The Company will indemnify and hold harmless the Agent against any losses, claims, damages or liabilities to which the Agent may become subject, under the 1933 Act or otherwise, insofar as such, losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact made by the Company, or which arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Agent for any reasonable legal or other expenses incurred by it in connection with investigating or defending against any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission that was made in reliance upon and in conformity with written information furnished to the Company by the Agent for use in the preparation thereof.

(b)          The Agent will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) a breach of the representations and warranties of the Agent set forth in Section 4 of this Agreement, or (ii) an untrue statement or alleged untrue statement of a material fact made by the Agent.

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(c)          Promptly after receipt by an indemnified party under subparagraph (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability that it may have to any indemnified party otherwise than under such subsection. In any case such action shall be brought against any indemnified party, and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in, and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel who shall be reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under such subsection for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation.

(d)          If the indemnification provided for in subparagraphs (a) and (b) above is unavailable or insufficient to hold harmless an indemnified party under subparagraphs (a) and (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subparagraphs (a) and (b) above, (1) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Agent on the other from the Offering, or (2) if the allocation provided by clause (1) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (1) above but also the relative fault, as determined by a trier of fact, of the Company on the one hand and the Agent on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and the Agent agree that it would not be just and equitable if contributions pursuant to this subparagraph (d) were to be determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the first sentence of this subparagraph (d). The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subparagraph (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending against any action or claim which is the subject of this Section 6. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(e)          The obligations of the Company under this Section 6 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls the Agent within the meaning of the 1933 Act; and the obligations of the Agent under this Section 6 shall be in addition to any liability that the Agent may otherwise have and shall extend, upon the same terms and conditions, to each director and officer of the Company, and to each person, if any, who controls the Company within the meaning of the 1933 Act.

7.           Effective Date of This Agreement and Termination.

(a)          This Agreement shall become effective when signed by the Company and the Agent.

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(b)          This Agreement may be terminated by the Agent by notice to the Company, in the event that, prior to the First Closing Date, the Company shall have failed to a material degree to comply with any of the provisions hereof on its part to be performed on or prior to such date or if to a material degree any of the conditions, agreements, representations or warranties herein contained shall not have been fulfilled within the respective times herein provided for, without any obligation of any party to any other party, except as may otherwise be provided herein.

8.           Survival of Indemnities, Contribution Agreements, Warranties and Representations. The indemnity and contribution agreements of the Company and the Agent contained in Section 6, the covenants of the Company set forth in Section 3 hereof, and the Agent's representations and warranties set forth in Section 4 hereof shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of the Agent, the Company or any of its directors and officers, or any controlling person referred to in Section 6(e), and shall survive the delivery of and payment for the Common Shares. The aforesaid indemnity and contribution agreements shall also survive following any termination or cancellation of this Agreement. Any successor of any party or of any such controlling person or any legal representative of such controlling person, as the case may be, shall be entitled to the benefit of the respective indemnity and contribution agreements.

9.           Notices. All notices or communications hereunder, except as herein otherwise specifically provided, shall be in writing and shall be mailed, delivered or transmitted by facsimile and confirmed as follows:

 If sent to the Agent:

Focus Capital Group, Inc.

RBC Plaza

60 South Sixth Street

Suite 2540

Minneapolis, MN 55402

Attention: Edward S. Adams

 If sent to the Company:

Santa Fe Operating, Inc.

4011 W. Plano Pkwy., Suite 126

Plano, TX 75093

 Attention: Bruce Hall

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10.         Parties. This Agreement shall inure to the benefit of and be binding upon the Agent and the Company and their respective successors and assigns and the officers and directors and controlling persons referred to in Section 6(e). Nothing expressed in this Agreement is intended or shall be construed to give any person or corporation, other than the parties hereto and their respective successors and assigns and the controlling persons, officers and directors referred to in Section 6(e), any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of the parties hereto and their respective executors, administrators, successors and assigns and said controlling persons and said officers and directors, and for the benefit of no other person or corporation. No purchaser of any of the Common Shares shall be construed a successor or assign by reason merely of such purchase. No agent, Sub-Agent or participating dealer designated by the Agent shall be construed a successor or assign of the Agent by reason of such designation.

If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed counterpart of this Agreement, whereupon it will become a binding agreement between the Company and the Agent in accordance with its terms.

Very truly yours,

Santa Fe Operating, Inc.

By:
Bruce Hall
Chief Executive Officer

The foregoing Agency Agreement is hereby confirmed

and accepted by us as of the date first above written.

FOCUS CAPITAL GROUP, INC.

By:
Edward S. Adams
Senior Managing Director

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